SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 12, 2003



Commission      Registrant; State of Incorporation;         I.R.S. Employer
File Number       Address; and Telephone Number             Identification No.
-----------     -----------------------------------         ------------------

333-21011        FIRSTENERGY CORP.                             34-1843785
                 (An Ohio Corporation)
                 76 South Main Street
                 Akron, Ohio  44308
                 (800) 736-3402

Item 5.   Other Events

          This current report on Form 8-K files an exhibit to the Registration Statement on Form S-3 (No. 333-103865) filed by FirstEnergy Corp. (Company) with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, as amended (Securities Act), on March 17, 2003, as amended by Pre-Effective Amendment No. 1 thereto, filed with the SEC under the Securities Act on August 27, 2003.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)   Exhibits

Exhibit No.     Description

1(a) Underwriting Agreement, dated September 12, 2003, between the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, relating to the offer and sale of up to 32,200,000 shares of the Company's common stock, par value $0.10 per share.

                                       1

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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



September 24, 2003



                                            FIRSTENERGY CORP.
                                               Registrant


                                            /s/  Harvey L. Wagner
                                  --------------------------------------------
                                                 Harvey L. Wagner
                                             Vice President, Controller
                                            and Chief Accounting Officer

                                       2

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                                                                  Exhibit 1(a)
                                                                EXECUTION COPY













                                FIRSTENERGY CORP.

                                   ----------


            28,000,000 SHARES COMMON STOCK, PAR VALUE $.10 PER SHARE




                             UNDERWRITING AGREEMENT





September 12, 2003

                                                              September 12, 2003


Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
and the other Underwriters listed on Annex A hereto
c/o
Citigroup Global Capital Inc.
388 Greenwich Street
New York, New York 10013
and
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

          I. FirstEnergy Corp., an Ohio corporation (hereinafter called the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Citigroup Global Capital Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), and each of the other underwriters named on Annex A hereto (collectively, the "Underwriters", which term, when the context permits, shall also include any underwriters substituted as hereinafter provided in Section X), for whom Citigroup and Morgan Stanley are acting as representatives (in such capacity, the "Representatives"), and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase, severally and not jointly, from the Company the number of shares of the Company's common stock, par value $.10 per share, identified in Annex B hereto, set forth on Annex A hereto opposite their names (in an aggregate number of shares of 28,000,000), together with associated share purchase rights, at a purchase price (the "Purchase Price") identified in Annex B hereto (the "Firm Shares"). The Company also proposes, subject to the same terms and conditions referenced above, to issue and sell to the Underwriters not more than an additional 4,200,000 shares of its common stock, par value $.10 per share, together with associated share purchase rights (the "Additional Shares"), if and to the extent you, as Representatives, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of the Company's common stock, par value $.10 per share, granted to the Underwriters in Section III hereof. The Firm Shares and the Additional Shares are hereafter collectively referred to as the "Shares." The shares of common stock, par value $.10 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, including a prospectus (Registration No. 333-103865), for the registration of $2,000,000,000 aggregate par value and/or principal amount of its debt securities, common stock, share purchase contracts and/or share purchase units, and will file with the Commission a final prospectus supplement specifically relating to the terms of the Shares pursuant to Rule 424(b) under the Securities Act of 1933 (the "Securities Act"). Such registration statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Shares, and the Shares are registered under the Securities Act. The prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented prior to the time of effectiveness of this Agreement, including without limitation by any preliminary prospectus supplement relating to the Shares, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Agreement) became effective and prior to the time of effectiveness of this Agreement, which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein reflecting such incorporation by reference. Such registration statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Agreement (including, for these purposes, as an amendment any document incorporated or deemed to be incorporated by reference in the Basic Prospectus (the "Incorporated
Documents")), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Shares by a prospectus supplement (the "Prospectus Supplement") to be filed with the Commission pursuant to Rule 424(b) under the Securities Act, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

                                       II.

          The Company is advised by you that the Underwriters propose to make a public offering of their respective Shares as soon after this underwriting agreement (the "Agreement") is entered into as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public at the public offering price set forth in Annex B hereto. Annex B also sets forth the maximum concession and reallowance per Share.

                                      III.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 4,200,000 Additional Shares at the Purchase Price. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be a least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section IV hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "Option Closing Date"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Annex B hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

                                       IV.

          Payment for the Firm Shares shall be made to the Company or its order by wire transfer or by certified or official bank check or checks in immediately available funds at the office of Pillsbury Winthrop LLP, One Battery Park Plaza, New York, N.Y., at 10:00 A.M., New York City time, upon delivery of such Firm Shares for the respective accounts of the Underwriters, on September 17, 2003, or at such other time on the same or such other date, not later than September 24, 2003, as we shall mutually agree. The time and date of such payment and delivery are herein referred to as the Closing Date.

          Payment for any Additional Shares shall be made to the Company or its order by wire transfer or by certified or official bank check or checks in immediately available funds at the office of Pillsbury Winthrop LLP, One Battery Park Plaza, New York, N.Y., at 10:00 A.M., New York City time, upon delivery of such Additional Shares for the respective accounts of the Underwriters, on the date specified in the corresponding notice described in Section III or at such other time on the same or on such other date, in any event not later than October 24, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

          The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the Underwriters, with any transfer taxes, payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor. Delivery of Firm Shares and Additional Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                                       V.

         The Company represents and warrants to you that as of the date hereof:

                    (a) (i) the Basic Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto or filed pursuant to Rule 424(b) under the Securities Act complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder (the "Securities Act Regulations"), and the Incorporated Documents complied when originally filed in all material respects with the requirements of the Securities Act or the Exchange Act pursuant to which they were filed and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement and the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein, will comply (at the time of such amendment, supplement or modification and, if amended, supplemented or modified prior to the Closing Date, on the Closing
          Date) in all material respects with the Securities Act and the Securities Act Regulations, (iii) the Registration Statement, when it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein, will not contain (at the time of such amendment, supplement or modification and, if amended, supplemented or modified prior to the Closing Date, on the Closing
          Date) any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do not apply to statements in or omissions from the Registration Statement or the Prospectus, in each case as amended, supplemented or modified, or the Basic Prospectus, based upon information furnished to the Company in writing by you or by any Underwriter expressly for use therein.

                    (b) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, has the corporate power and authority to own, lease or operate its property and to conduct its business as described in the Basic Prospectus and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                    (c) Each Significant Subsidiary (as defined below) of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, lease or operate its property and to conduct its business as presently being conducted; and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. "Significant Subsidiary" shall have include American Transmission Systems, Incorporated, The Cleveland Electric Illuminating Company, FirstEnergy Generation Corp., FirstEnergy Nuclear Company, FirstEnergy Solutions Corp., Jersey Central Power & Light Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Electric Company,

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

          Pennsylvania Power Company, The Toledo Edison Company, First Energy Nuclear Operating Company.

                    (d) This Agreement has been duly authorized, executed and delivered by the Company.

                    (e) The authorized  capital stock of the Company conforms as
          to  legal  matters  to  the  description   thereof  contained  in  the
          Prospectus.

                    (f) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

                    (g) The Shares have been duly authorized, and when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                    (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the articles of incorporation or code of regulations of the Company or any Significant Subsidiary of the Company or any agreement or other instrument binding upon the Company or any Significant Subsidiary of the Company or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Significant Subsidiary of the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states and under both the Securities Act and the Public Utility Holding Company Act of 1935 (the "Holding Company Act") from the Commission (whose approval for the performance by the Company of its obligations under this Agreement has been obtained).

                    (i) Since the respective dates as of which information is given in the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the earnings, business, condition (financial or otherwise) or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                    (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                    (k) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424(b) under the Securities Act, complied when so filed in all material respects with the Securities Act and the Securities Act Regulations.

                    (l) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, required to register as an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940.

                    (m) The accountants who certified the financial statements included or incorporated by reference in the Prospectus were at the

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

          time of such certifications independent certified accountants with respect to the Company within the meaning of the Securities Act and the Securities Act Regulations (hereinafter, the "Independent Accountants").

                    (n) The Company  maintains (x) systems of internal  controls and processes sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (y) disclosure controls and procedures (as defined in Rule 13a-14(c) under the Exchange Act).

                    (o) Except as set forth in the Prospectus  (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                    (p) Except as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                    (q) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                                       VI.

                    The several obligations of the Underwriters hereunder are subject to the following conditions:

                    (a) (i) No stop order suspending the effectiveness of the Registration Statement shall be in effect, no order of the Commission directed to the adequacy or accuracy of any document incorporated by reference therein shall be in effect, and no proceedings for either purpose shall be pending before or threatened by the Commission; (ii) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (a "Rating"); (iii) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements

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

          thereto subsequent to the date of this Agreement), that, in the judgment of the Representatives, is material and adverse and which, in either case, makes it, in the judgment of the Representatives, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus;

                    (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in paragraphs (a)(i) and (a)(ii) above and that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                    The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                    (c) You shall have received, on and as of the Closing Date, the favorable opinion of Gary D. Benz, Esq., Associate General Counsel for the Company, or of such other member or members of the bar of the State of Ohio who may be designated for that purpose by the Company and who shall not be unsatisfactory to your counsel, to the effect that:

                              (i) the Company has been duly  incorporated and is
                    validly existing under the laws of the State of Ohio, and has corporate authority to carry on its business as described in the Prospectus, to own, lease and operate the properties used and useful in said business and to issue the Shares;

                              (ii) each  Significant  Subsidiary  of the Company
                    has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate authority to conduct its business as presently being conducted as described in the Prospectus and to own, lease and operate its property useful in said business;

                              (iii) the statements made in Item 15 of the Registration Statement, insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects;

                              (iv) the  authorized  Common  Stock of the Company
                    conforms as to legal matters to the description thereof contained in the Prospectus;

                              (v) the shares of Common Stock  outstanding  prior
                    to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable;

                              (vi) all of the issued  shares of capital stock of
                    each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

                              (vii) the Shares  have been duly  authorized  and,
                    when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights arising under the Ohio General Corporation Law or under the Company's amended articles of incorporation or amended code of regulation or by contractual arrangement;

                              (viii) all legally required proceedings under Ohio, New Jersey and Pennsylvania law in connection with the

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

                    authorization, issuance and sale and the validity of the Shares by the Company in accordance with this Agreement have been taken and all legally required orders, consents or other authorizations or approvals of any Ohio, New Jersey and Pennsylvania public boards or bodies in connection therewith (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdiction, as to which such counsel need not express an opinion) have been obtained;

                              (ix) this Agreement has been duly authorized, executed and delivered by the Company;

                              (x) the  execution and delivery by the Company of,
                    and the performance by the Company of its obligations under, this Agreement will not contravene any provision of the laws of the State of Ohio, New Jersey or Pennsylvania or the amended articles of incorporation or amended code of regulations of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgement, order or decree of any Ohio, New Jersey or Pennsylvania governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any Ohio, New Jersey or Pennsylvania governmental body or agency is required for the performance by the Company of its obligations under this Agreement except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer or issuance of the Shares;

                              (xi) to the best  knowledge  of such  counsel,  no
                    order directed to the adequacy of any document incorporated by reference in the Prospectus has been issued by the Commission, and no challenge by the Commission has been made to the adequacy of any such document;

                              (xii)  the   descriptions   in  the   Registration
                    Statement and Prospectus of franchises, regulations, statutes, legal and governmental proceedings and contracts and other documents insofar as such descriptions constitute
                    (a) matters of law or legal conclusions (or summaries thereof) involving the laws of the State of Ohio, New Jersey or Pennsylvania or (b) summaries of legal proceedings to which the Company is a party, are accurate in all material respects, and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not so described (or the descriptions of which are not incorporated by reference therein) as required, other than proceedings that such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by the Prospectus, nor of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not so described (or the descriptions of which are not incorporated by reference therein) or filed as required; and

                              (xiii)  except  as set  forth  in  the  Prospectus
                    (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company and each of its subsidiaries has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and has made all declarations and filings with, all foreign, federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, required to own, lease, license and operate and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain, declare or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                    In rendering such opinion, such counsel may rely as to all matters of New York law upon the opinion referred to in paragraph (d) below and as to all matters of New Jersey law upon the opinion of counsel acceptable to the Representatives. In addition, such counsel shall state that nothing has come to the attention of such counsel which would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data included therein, as to which such counsel need express no opinion), at the time such Registration Statement or any such post-effective amendment thereto became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data therein, as to which such counsel need express no opinion), as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (d) You shall have received, on and as of the Closing Date, the favorable opinion of Pillsbury Winthrop LLP, New York counsel for the Company, to the effect that:

                              (i) the statements  made in the  Prospectus  under
                    the caption "Description of Common Stock", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects;

                              (ii) the  authorized  Common  Stock of the Company
                    conforms as to legal matters to the description thereof contained in the Prospectus;

                              (iii) the Shares  have been duly  authorized  and,
                    when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights arising under the Ohio General Corporation Law or under the Company's amended articles of incorporation or amended code of regulation;

                              (iv) all legally  required  proceedings  under the
                    laws of the State of New York or the United States of America in connection with the authorization, issuance and sale of the Shares by the Company in accordance with this Agreement have been taken and all legally required orders, consents or other authorizations or approvals of the Commission and of any other New York or federal public boards or bodies in connection therewith (other than in connection with or in compliance with the provisions of the securities or Blue Sky laws of any jurisdiction, as to which such counsel need not express an opinion) have been obtained;

                              (v) this Agreement has been duly authorized, executed and delivered by the Company;

                              (vi) to such  counsel's  knowledge,  the execution
                    and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of the laws of the State of New York or federal law or the amended articles of incorporation or amended code of regulations of the Company or any agreement listed on Schedule I hereto that is material to the Company or any of its subsidiaries, taken as a whole, or any judgement, order or decree of any New York or federal governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any New York or federal governmental body or agency is required for the performance by the Company of its obligations under this Agreement except such as may be required by the securities or Blue Sky laws of New York in connection with the offer or issuance of the Shares and under both the Securities Act and the Holding Company Act from the Commission (whose approval for the performance by the Company of its obligations under this Agreement has been obtained);

                              (vii) the Registration  Statement,  the Prospectus
                    and any supplements or amendments thereto (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express an opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder;

                              (viii) each  document of the Company  incorporated
                    by reference in the Prospectus, as such document was originally filed by the Company pursuant to the Securities Act or the Exchange Act (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express an opinion), complied as to form when so filed in all material respects with the requirements of the Securities Act or the Exchange Act pursuant to which it was filed and the applicable rules and regulations of the Commission thereunder;

                              (ix) to the best  knowledge  of such  counsel,  no
                    order directed to the adequacy of any document of the Company incorporated by reference in the Prospectus has been issued by the Commission, and no challenge by the Commission has been made to the adequacy of any such document; and

                              (x) the Company is not, and after giving effect to
                    the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                    In rendering such opinion, such counsel may rely as to all matters of Ohio and Pennsylvania law upon the opinion referred to in paragraph (c) above and as to all matters of New Jersey law upon the opinions of counsel acceptable to the Representatives. In addition, such counsel shall state that nothing has come to the attention of such counsel which would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data therein, as to which such counsel need express no opinion), at the time such Registration Statement or any such post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein (except for the financial statements, including the notes thereto and any related schedules, and other financial and statistical data therein, as to which such counsel need express no opinion), as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (e) You shall have received, on and as of the Closing Date, the favorable opinion of Thelen Reid & Priest LLP, counsel for the Underwriters, with respect to the matters described in paragraphs
          (d)(i), (d)(iii) and (d)(v) above. In rendering such opinion, such counsel shall state that nothing has come to the attention of such counsel which would lead such counsel to believe that the Registration

          Statement  or any  post-effective  amendment  thereto  (except for the financial statements, including the notes thereto and any related schedules, or other financial data therein, as to which such counsel need express no opinion), at the time such Registration Statement or any such post-effective amendment thereto becomes effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented or modified by the filing of a document incorporated by reference therein (except for the financial statements, including the notes thereto and any related schedules, and other financial data therein, as to which such counsel need express no opinion), as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (f) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from the Independent Accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                    (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Representatives and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date.

                                      VII.

          In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

                    (a) To furnish without charge to the Representatives ten conformed copies of the Registration Statement, including all exhibits filed with the Registration Statement and the documents incorporated by reference therein (other than exhibits which are incorporated by reference therein) and to each other Underwriter a signed copy of the Registration Statement without exhibits and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any documents incorporated by reference therein at or after the date thereof and any amendments and supplements thereto as you may reasonably request. The terms "supplement" and "amendments" or "amend" as used in this Agreement shall include all documents filed by the Company with the Commission subsequent to the date of the Prospectus pursuant to the Exchange Act which are deemed to be incorporated by reference in the Prospectus.

                    (b) Before amending or supplementing the Registration Statement or the Prospectus or filing with the Commission any document pursuant to Section 13, 14 or 15(d) of the Exchange Act, during the period referred to in paragraph (c) below, to furnish to the Representatives a copy of each such proposed amendment, supplement or document for your review prior to filing and not to file any such proposed amendment, supplement or document to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                    (c) If, during such period as the Underwriters are required by law to deliver a Prospectus in connection with sales of the Shares by an Underwriter or dealer after the first date of the public offering of the Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of your counsel or counsel to the Company, to amend the Registration Statement or to amend or supplement the Prospectus or modify the information incorporated by reference therein in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus or modify such information to comply with the Securities Act and the Securities Act Regulations, forthwith to prepare and file with the Commission and to furnish (subject to the conditions in paragraph (b) above), at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters, and to any other dealers upon request, such amendments or supplements to the Prospectus or modifications to the documents incorporated by reference therein, so that the statements in the Prospectus as so amended, supplemented or modified will not, in the light of the circumstances existing at the time such Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with the Securities Act and the Securities Act Regulations. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this paragraph (c) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Agreement, and such expenses shall be borne by the Underwriters thereafter.

                    (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdiction as you shall reasonably request.

                    (e) To make available generally to the Company's security holders and to the Representatives as soon as practicable an earning statement covering a twelve month period beginning after the date of this Agreement which earning statement shall satisfy the provisions of
          Section  11(a)  of  the   Securities   Act  and  the   Securities  Act
          Regulations.

                    (f) Without the prior written consent of the Representatives on behalf of the Underwriters, during the period ending 90 days after the date of the Prospectus, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, or (C) the issuance by the Company of shares of Common Stock pursuant to the terms of the FirstEnergy Corp. Stock Investment Plan, the FirstEnergy Corp. Executive and Director Incentive Compensation Plan, the Centerior Energy Corporation Equity Compensation Plan, the GPU, Inc. Stock Option and Restricted Stock Plan for MYR Group Inc. Employees, the GPU, Inc. 1990 Stock Plan for Employees of GPU, Inc. and
          Subsidiaries, the MYR Group Inc. 1999 Stock Option and Restricted Stock Plan, the MYR Group Inc. 1995 Stock Option and Restricted Stock Plan, the MYR Group Inc. 1992 Stock Option and Restricted Stock Plan, the MYR Group Inc. 1990 Stock Option and Restricted Stock Plan, the FirstEnergy Corp. Deferred Compensation Plan for Outside Directors, the FirstEnergy Corp. Executive Deferred Compensation Plan, the FirstEnergy Savings Plan, the GPU Companies Employee Savings Plan for Nonbargaining Employees, the GPU Companies Employee Savings Plan for Employees Represented by IBEW System Council U-3, the GPU Companies Employee Savings Plan for Employees Represented by IBEW Local 459 and UWUA Local 180, the GPU Companies Employee Savings Plan for Employees Represented by IBEW Local 177, and FirstEnergy's Facilities Services Group Business Unit President Incentive Plan.

                    (g) Reserved.

                    (h) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Basic Prospectus, the
          Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section VII(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section VIII, and the third paragraph of Section X below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

                    (i) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds."

                    (j) Not to, directly or indirectly, use any of the proceeds from the sale of the Shares, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity in violation of any program administered by the Office of Foreign Assets Control of the United States Department of the Treasury, including without limitation those implemented by regulations codified in Subtitle B, Chapter V, of Title 31, Code of Federal Regulations.

                                      VIII.

          The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or the Basic Prospectus (including documents incorporated by reference therein), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided further, that with respect to any untrue statement or omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this paragraph of Section VIII shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Shares concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (i) the Company had previously furnished copies of the Prospectus to the Representatives, (ii) delivery of the Prospectus was required by the Securities Act to be made to such person, (iii) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus and (iv) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus, any amendments or supplements thereto, or the Basic Prospectus.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in this Section VIII is unavailable to an indemnified party under the first or second paragraphs hereof in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits conferred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregrate public offering price of the Shares set forth in the table on the cover of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' obligations to contribute pursuant to this Section VIII are several in the proportions which the respective number of Shares set forth opposite their names in Annex A bear to the total number of Shares so set forth in Annex A, or in such other proportions as may be determined pursuant to
Section IX, and not joint.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section VIII were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section VIII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amounts of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this Section VIII and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter to any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, any of its directors, officers or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                                       IX.

          The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or
(v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

                                       X.

          This Agreement shall become effective when it has been executed by the Company and the Representatives.

          If any one or more of the Underwriters shall fail or refuse to purchase the Shares which it or they have agreed to purchase hereunder, and the total number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares, the other Underwriters shall be obligated severally in the proportions which the number of Shares set forth opposite their names in Annex A bear to the total number of Shares so set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase; provided that in no event shall the number of Shares which any Underwriter has agreed to purchase pursuant to Section I be increased pursuant to this Section X by an amount in excess of one-ninth of such number of Shares without the consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase Shares and the total number of Shares with respect to which such default occurs is more than one-tenth of the total number of the Shares and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or of the Company except as provided in
Section VIII. In any such case which does not result in such termination, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in each case, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by them in connection with this Agreement or the offering contemplated hereunder.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          This Agreement may be executed in counterparts each of which shall be deemed to constitute an original and all of which shall be deemed to be one and the same instrument binding on all of the parties hereto.

                                      Very truly yours,

                                      FIRSTENERGY CORP.


                                      By:  /s/ Thomas C. Navin
                                           -------------------------------

                                      Name and Title: Thomas C. Navin, Treasurer
                                                      --------------------------

Accepted:  September 12, 2003

CITIGROUP GLOBAL MARKETS INC.


By:      /s/ Henry A. Clark III
   -----------------------------------------
         Name: Henry A. Clark III
         Title: Managing Director


MORGAN STANLEY & CO.
   INCORPORATED


By:      /s/ David Schwarzbach
   -----------------------------------------
         Name: David Schwarzbach
         Title: Vice President

     Acting severally on behalf of themselves and as Representatives on behalf of the several Underwriters named herein and on Annex A hereto.

                                                                         Annex A
                                                                 to Underwriting
                                                                       Agreement

                              LIST OF UNDERWRITERS


                                                        Number of Firm Shares to
Name                                                           be Purchased
----                                                            ---------
Citigroup Global Markets Inc. .......................           7,560,000
Morgan Stanley & Co. Incorporated....................           7,560,000
Barclays Capital Inc.................................           2,296,000
J.P. Morgan Securities Inc...........................           2,296,000
Wachovia Securities, LLC.............................           2,296,000
BNY Capital Markets, Inc.............................           1,078,000
Credit Suisse First Boston LLC ......................           1,078,000
Lehman Brothers Inc. ................................           1,078,000
UBS Securities LLC ..................................           1,078,000
McDonald Investments Inc., A Keycorp Company ........              280,000
National City Investments, Inc. .....................              280,000
PNC Capital Markets Inc. ............................              280,000
SBK-Brooks Investments Corp. ........................              280,000
Scotia Capital (USA) Inc. ...........................              280,000
The Williams Capital Group, L.P. ....................              280,000
                                                              -------------
            Total....................................           28,000,000

                                                                         Annex B
                                                                 to Underwriting
                                                                       Agreement


Underwriting Agreement dated September 12, 2003

Registration Statement No.:
..........333-103865

Representatives:
..........Citigroup Global Markets Inc.
..........Morgan Stanley & Co. Incorporated
..........

                                                                      Maximum
                                                                    Concession/
                            Number of      Purchase      Price to    Share to
              Title          Shares        Price         Public       Dealers
              -----         ---------   -----------    -----------  ---------
Common Stock, Par Value    28,000,000   $812,700,000   $840,000,000   $0.590
  $.10 Per Share

                                            September 12, 2003


Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
and the other Underwriters listed on Annex A to the Underwriting Agreement described below

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036


Dear Sirs and Mesdames:

          The  undersigned  understands  that  Citigroup  Global  Markets,  Inc.

("Citigroup")  and Morgan  Stanley & Co.  Incorporated  ("Morgan  Stanley"),  as
  ---------                                               ---------------
representatives (the  "Representatives") of the several Underwriters,  including
                       ---------------
Citigroup  and Morgan  Stanley  (the  "Underwriters"),  propose to enter into an
                                       ------------
Underwriting Agreement (the "Underwriting Agreement") with FirstEnergy Corp., an
                             ----------------------
Ohio corporation (the "Company"), providing for the public offering (the "Public
                       -------                                            ------
Offering") by the several  Underwriters  of 28,000,000  shares (the "Shares") of
--------                                                             ------
common stock, par value $.10 per share, of the Company (the "Common Stock").
                                                             ------------
          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering.

          In addition, the undersigned agrees that, without the prior written consent of the Representatives, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions.

          The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                Very truly yours,


                                --------------------
                                (Name)


                               ---------------------
                                (Address)